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                                                                   EXHIBIT 10.25


                                 AMENDMENT NO. 1


                  Amendment No. 1 ("AMENDMENT"), dated as of October 22, 1998, to that certain Credit Agreement, dated as of September 9, 1998, (the "CREDIT AGREEMENT"), among BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the "COMPANY" or the "BORROWER"), the lenders party thereto (the "LENDERS"), and MERRILL LYNCH CAPITAL CORPORATION, a New York banking corporation, as Administrative Agent, Lead Arranger and Syndication Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to those terms in the Credit Agreement.

                              W I T N E S S E T H:


                  WHEREAS, the Company has requested the Lenders to amend certain covenants in the Credit Agreement; and

                  WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Lenders hereby agree to amend certain provisions of the Credit Agreement as set forth herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:


                                   SECTION ONE

                                   AMENDMENTS


                  1. DEFINITIONS.

                  The definition of "Eurodollar Rate" in Section 1.1 of the Credit Agreement is hereby amended by deleting "EURODOLLAR BASE RATE 1.00-Eurocurrency Reserve Requirements" and substituting in lieu thereof the following:

                  "           EURODOLLAR BASE RATE
                  -------------------------------------------------
                           1.00 - Eurocurrency Reserve Requirements"

                  2. EVENTS OF DEFAULT


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                  Section 8.1 of the Credit Agreement is hereby amended as
follows:

                  (a) in the fourth line on page 44 of paragraph (d) thereof, "(i)" is hereby deleted and "(iii)" is hereby substituted in lieu thereof;

                  (b) in the twelfth line on page 44 of paragraph (d) thereof, "(ii)" is hereby deleted and "(iv)" is hereby substituted in lieu thereof;

                  (c) in the fourteenth line on page 44 of paragraph (d) thereof, "clause (i)" is hereby deleted and "clause (iii)" is hereby substituted in lieu thereof;

                  (d) in the sixteenth line on page 44 of paragraph (d) thereof, "(iii)" is hereby deleted and "(v)" is hereby substituted in lieu thereof;

                  (e) in the twenty-first line on page 44 of paragraph (d) thereof, "(iv)" is hereby deleted and "(vi)" is hereby substituted in lieu thereof;

                  (f) in the twenty-third line on page 44 of paragraph (d) thereof, "clause (i), (ii), or (iii) above; or (v)" is hereby deleted and "clause (iii), (iv), or (v) above; or (vii)" is hereby substituted in lieu thereof; and

                  (g) in first two lines of the last paragraph of Section 8.1 on page 45 thereof, "clause (i) or (ii) of paragraph (e)" is hereby deleted and "clause (iii) or (iv) of paragraph (d)" is hereby substituted in lieu thereof.


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                                   SECTION TWO

                           CONDITIONS TO EFFECTIVENESS


                  This Amendment shall become effective on the date on which the Administrative Agent shall have received duly executed counterparts hereof from the Borrower and the Majority Lenders.


                                  SECTION THREE

                         REPRESENTATIONS AND WARRANTIES


                  The Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:

                  (i) The Borrower has the corporate power, authority and legal right to execute, deliver and perform its obligations under this Amendment and have taken all actions necessary to authorize the execution, delivery and performance of its obligations under this Amendment; and

                  (ii) This Amendment has been duly executed and delivered on behalf of the Borrower by a duly authorized officer of the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.


                                  SECTION FOUR

                                  MISCELLANEOUS


                  4.1. Except as herein expressly amended, all provisions of the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.


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                  4.2. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                  4.3. Headings are for convenience only and shall not affect the construction of this Amendment.

                  4.4. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 1 to be duly executed as of the date first above written.

                                BOSTON SCIENTIFIC CORPORATION


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                MERRILL LYNCH CAPITAL CORPORATION,



                                By:
                                    --------------------------------------------
                                    Name:
                                    Title: